Exhibit 99.1

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Contents

Independent auditor’s report	1

Combined profit and loss account	2

Combined balance sheet	3

Combined cash flow statement	4

Notes	5

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Independent auditor’s report

We have audited the accompanying combined financial statements of the Combined Flamstead Group which comprise the combined balance sheets as of December 31, 2014, and December 31, 2013, and the related combined statements of profit and loss and cash flows for each of the years in the three-year period ended December 31, 2014 and the related notes to the combined financial statements, which, as described in Note 1 to the combined financial statements, have been prepared on the basis of generally accepted accounting practice in the United Kingdom.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with U.K. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditors’ judgement, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Combined Flamstead Group as of December 31, 2014, and December 31, 2013, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2014, in accordance with generally accepted accounting principles in the United Kingdom.

Emphasis of matter

As discussed in Note 1 to the combined financial statements, the Combined Flamstead Group prepared its combined financial statements in accordance with generally accepted accounting practice in the United Kingdom which differs from U.S. generally accepted accounting principles. Our opinion is not modified with respect to this matter.

Nottingham, United Kingdom	(signed) KPMG LLP

August 21, 2015

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Combined profit and loss account

for the years ended 31 December 2012, 2013 and 2014

	Note	2012	2013	2014
		£	£	£

Group turnover	2	43,068,562	50,870,572	61,555,823

Changes in stocks of finished goods and work in progress		1,099,181	(358,974)	775,380
Own work capitalised		354,881	216,143	202,305
Raw materials and consumables		(23,502,810)	(26,053,395)	(32,461,927)
Staff costs	4	(9,306,445)	(11,259,576)	(12,825,816)
Depreciation and amortisation	8,9	(2,150,417)	(2,565,666)	(2,801,025)
Other operating charges		(6,420,451)	(6,559,195)	(6,908,164)

Operating profit	3	3,142,501	4,289,909	7,536,576

Interest receivable	5	15,673	—	325
Interest payable and similar charges	6	(917,062)	(954,885)	(871,028)

Profit on ordinary activities before taxation		2,241,112	3,335,024	6,665,873

Tax on profit on ordinary activities	7	(507,897)	(448,739)	(1,353,482)

Profit for the period		1,733,215	2,886,285	5,312,391

There were no recognised gains and losses other than those disclosed in the profit and loss account, and therefore no separate statement of total recognised gains and losses has been presented.

There were no discontinued activities in any of the years.

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Combined balance sheet

as at 31 December 2013 and 2014

	Note	2013	2014
		£	£
Fixed assets
Intangible assets	8	291,684	537,052
Tangible assets	9	22,468,569	24,787,381
Investment property	10	—	238,492

		22,760,253	25,562,925
Current assets
Stocks	11	4,828,226	5,989,966
Debtors: amounts falling due within one year	12	6,791,239	8,004,237
Debtors: amounts falling due after more one year	12	—	191,135
Cash at bank and in hand		110,519	2,808,201

		11,729,984	16,993,539

Creditors: amounts falling due within one year	13	(13,406,114)	(16,210,648)

Net current assets / (liabilities)		(1,676,130)	782,891

Total assets less current assets		21,084,123	26,345,816

Creditors: amounts falling due after more than one year	14	(8,657,836)	(8,588,221)

Provisions for liabilities	15	(673,668)	(917,912)

Net assets and invested equity	16	11,752,619	16,839,683

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Combined cash flow statement

for the year ended 31 December 2012, 2013 and 2014

	Note	2012	2013	2014
		£	£	£

Net cash flow from operating activities	17	4,634,075	6,585,095	8,816,812
Return on investments and servicing of finance	18	(901,389)	(954,885)	(1,096,030)
Taxation		(6,410)	(83,736)	(241,352)
Capital expenditure and financial investment	18	(2,802,951)	(2,955,759)	(3,001,281)

Cash inflow before financing		923,325	2,590,715	4,478,149

Financing	18	228,579	(2,893,050)	(1,780,467)

Increase/(decrease) in cash in the period		1,151,904	(302,335)	2,697,682

Reconciliation of net cash flow to movement in net debt

for the year ended 31 December 2012, 2013 and 2014

	Note	2012	2013	2014
		£	£	£

Increase/(decrease) in cash in the year		1,151,904	(302,335)	2,697,682
Cash outflow from decrease in debt and lease financing		(222,180)	2,893,050	1,780,467

Change in net debt resulting from cash flows		929,724	2,590,715	4,478,149

New finance lease		(1,535,983)	(1,941,902)	(2,636,719)
Debt to equity conversion		750,000	122,370	—

Movement in net debt in the year		143,741	771,183	1,841,430

Net debt at start of year	19	(14,972,702)	(14,828,961)	(14,057,778)

Net debt at end of year	19	(14,828,961)	(14,057,778)	(12,216,348)

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes

(forming part of the financial statements)

1	Accounting policies

Basis of preparation

These combined financial statements have been prepared for the purpose of meeting the requirements of Rule 3-05 of Regulation S-X of the Securities Act of 1933, as amended, in connection with the filing of a Form 8-K/A by Quanex Building Products Corporation (‘Quanex’).

Throughout the periods presented, the Combined Flamstead Group did not exist as a legally constituted group. The combined financial statements have therefore been derived from the combination of the financial statements of the following entities:

•	Flamstead Holdings limited

•	H L Plastics Limited

•	Vintage Windows Limited

•	Wegoma Machinery Sales Limited

•	Liniar Limited

•	Tarpey Harris Limited

•	Flamstead Investments Limited

•	H L Ravenscroft Limited,

and presented in accordance with Generally Accepted Accounting Practice in the United Kingdom (‘UK GAAP’), to represent the financial position of the Combined Flamstead Group as though it were a single economic entity.

UK GAAP varies in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in note 26 to the Combined financial statements.

The directors of Flamstead Holdings Limited determined that this presentation represents the Combined Flamstead Group most appropriately based on several factors including that (1) Quanex acquired substantially all of the pre-acquisition business of the Combined Flamstead Group, and (2) the entities forming Flamstead, with the exception of Wegoma Machinery Sales Limited, which has been included from the acquisition date (see Note 24), have been under common control and management throughout the period covered by the financial statements.

The combined financial statements comprise an aggregation of the earnings, financial position and cash flows of the above mentioned entities after eliminating outstanding balances, investments, transactions and cash flows between such entities.

On August 21, 2015, the Board of Directors of Flamstead Holdings Limited approved the combined financial statements of the Combined Flamstead Group and authorised their issue.

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

1	Accounting policies (continued)

Subsidiary undertakings

A subsidiary undertaking is an undertaking where the Company holds, either directly or indirectly, a controlling interest. These interests are included using the acquisition method of accounting. Under this method the results of subsidiary undertakings acquired or sold during the period are included in the combined profit and loss account from the date of acquisition or up to the date of disposal.

Joint venture undertakings

A joint venture undertaking is an undertaking where the Company does not hold a controlling interest but is one in which the Company has a long-term interest and where it can exercise joint control. In these instances the Group’s share of the profits or losses of joint ventures is included in the combined profit and loss account and its interest in the net assets is included under investments in the combined balance sheet.

Turnover

Turnover comprises revenue recognised by the company in respect of services supplied, exclusive of Value Added Tax and trade discounts. Turnover is recognised upon the transfer of risks and rewards to the customer. Additionally equipment is sold to certain profile customers on hire purchase terms and as the substantial risks and rewards of ownership have passed to the customer upon delivery, turnover and an associated hire purchase debtor are recognised in respect of these sales.

Intangible assets and goodwill

Purchased goodwill and development costs are stated at cost less amortisation. Amortisation is calculated so as to write off the cost of an asset over the useful economic life of that asset as follows:

Goodwill	-	5% - 20% on cost
Development costs	-	10% - 33% on cost
Customer lists	-	33% on cost

Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

Leasehold improvements	-	over the term of the lease
Freehold buildings	-	2.5% on cost
Plant and machinery	-	8%-25% on cost
Fixtures and fittings	-	7%-33% on cost

Freehold land is not depreciated.

Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

1	Accounting policies (continued)

Investment property

Investment properties are interests in land and buildings held for their investment potential with income to the company arising from the rental of such properties and capital appreciation.

Investment properties are included in the balance sheet at their open market value and are not subject to depreciation.

Formal valuations by an independent qualified surveyor are carried out every 5 years or when the directors consider that a significant change in valuation could reasonably have arisen. At intervening period ends the valuation is determined by the directors.

Changes in the valuation of investment properties are taken to the statement of total recognised gains and losses and recognised in an investment revaluation reserve within capital and reserves on the balance sheet.

Hire purchase

Assets acquired under finance leases are capitalised and the outstanding future lease obligations are shown in creditors net of the finance charge allocated to future periods.

Operating lease rentals are charged to the profit and loss account on a straight line basis over the period of the lease.

Stocks

Stocks are stated at the lower of cost and net realisable value after making due allowance for obsolete and slow moving stocks on the following basis:

Raw materials, consumables and goods for resale are valued on a first in, first out basis.

For work in progress and finished goods, cost is taken as production cost, which includes an appropriate proportion of attributable overheads.

Deferred taxation

Full provision is made for deferred tax assets and liabilities arising from all timing differences between the recognition of gains and losses in the financial statements and recognition in the tax computation.

A net deferred tax asset is recognised when it is more likely than not that there will be future taxable profits.

Provision is made at the tax rates expected to apply at the time the liabilities crystallise.

Foreign currencies

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at rates of exchange ruling at the balance sheet date.

Transactions in foreign currencies are translated into sterling at the rate ruling on the date of the transaction.

Pension contributions

The company operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The amount charged to the profit and loss account represents the contributions payable to the scheme in respect of the accounting period.

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

2	Turnover

The geographical analysis of turnover is as follows:

	2012	2013	2014
	£	£	£

United Kingdom	40,564,819	47,697,362	58,382,364
Other European Union	2,082,536	2,930,657	3,014,273
Rest of World	421,207	242,553	159,186

	43,068,562	50,870,572	61,555,823

3	Operating profit

	2012	2013	2014
	£	£	£
Operating profit is stated after charging/(crediting)
Amortisation of intangible assets	216,636	278,596	173,208
Depreciation of tangible assets:
Owned by the group	1,475,122	1,588,369	1,944,160
Held under finance leases	458,659	698,701	683,657
Loss / (profit) on sale of fixed assets	(1,667)	(42,601)	18,188
Foreign exchange losses/(gains)	(6,695)	62,374	(59,353)
Operating lease rentals:
Plant and machinery	100,907	195,572	207,642
Other	213,750	375,000	331,050

4	Staff costs

Group staff costs, including directors’ remuneration, were as follows:

	2012	2013	2014
	£	£	£

Wages and salaries	8,334,865	9,834,420	11,499,081
Social security costs	825,667	963,988	1,085,978
Other pension costs	145,913	461,168	240,757

	9,306,445	11,259,576	12,825,816

The average number of employees, including directors, during the year was as follows:

	2012	2013	2014
	Number	Number	Number

Management	3	3	5
Administration	27	27	35
Selling and distribution	31	38	42
Production (including management)	277	332	393

	338	400	475

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

5	Interest receivable

	2012	2013	2014
	£	£	£

Other interest receivable	15,673	—	325

6	Interest payable and similar charges

	2012	2013	2014
	£	£	£

On bank loans and overdrafts	558,555	558,225	454,242
On other loans	553	—	15,228
On hire purchase contracts	182,362	212,437	240,996
Other interest (see note 14)	175,592	184,223	160,562

	917,062	954,885	871,028

7	Taxation

Analysis of tax charge in the year

	2012	2013	2014
	£	£	£
UK corporation tax
Current tax on income for the year	85,839	242,936	1,119,397
Adjustments in respect of prior years	30,585	(2,103)	(6,159)

Total current tax	116,424	240,833	1,113,238

Deferred tax charge
Origination/reversal of timing differences	391,482	213,375	152,018
Adjustments in respect of prior years	(9)	(5,469)	88,226

Tax on profit on ordinary activities	507,897	448,739	1,353,482

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

7	Taxation (continued)

Factors affecting tax charge for the year

The tax assessed for the year is lower (2013: lower; 2012: lower) than the standard rate of corporation tax in the UK of 21.45% (2013: 23.25%; 2012: 24.5%). The differences are explained below:

	2012	2013	2014
	£	£	£

Profit on ordinary activities before tax	2,241,112	3,335,024	6,665,873

Current tax at 21.49% (2013: 23.25%, 2012: 24.5%)	548,712	774,237	1,431,697

Effects of:
Expenses not deductible for tax purposes	59,226	48,828	40,801
Capital allowances in excess of depreciation	(39,018)	(105,155)	(25,525)
Other timing differences	25,740	57,037	(9,773)
Research and development tax credits	(118,130)	(201,157)	(99,818)
Deduction for profits attributable to patented products	—	(55,792)	(204,840)
Losses utilised	(381,959)	(288,953)	(10,449)
Fixed asset differences	—	17,483	—
Benefit of small companies rate band	—	(3,592)	(2,696)
Marginal relief	(8,732)	—	—
Adjustments in respect of prior years	30,585	(2,103)	(6,159)

Current tax charge for the period	116,424	240,833	1,113,238

Factors that may affect future tax charges

The group has no further trading losses to carry forward (2013: £462,000; 2012: £1,766,000).

The Budget on 20 March 2013 announced that the UK corporation tax rate will reduce to 20% by 2015.

Reductions in the UK corporation tax rate from 23% to 21% (effective from 1 April 2014) and 20% (effective from 1 April 2015) were substantively enacted on 2 July 2013. This will reduce the company’s future tax rate accordingly. The deferred tax liability as at 31 December 2014 has been calculated based on the rate of 20% substantively enacted at the balance sheet date.

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

8	Intangible fixed assets

	Customer		Development
	lists	Goodwill	costs	Total
	£	£	£	£
Cost
At 1 January 2013	81,642	241,317	684,038	1,006,997
Additions	—	—	8,280	8,280

At 31 December 2013	81,642	241,317	692,318	1,015,277

At 1 January 2014	81,642	241,317	692,318	1,015,277
Additions	—	150,000	268,576	418,576

At 31 December 2014	81,642	391,317	960,894	1,433,853

Accumulated amortisation
At 1 January 2013	34,057	90,640	320,300	444,997
Charge for the year	15,328	12,090	251,178	278,596

At 31 December 2013	49,385	102,730	571,478	723,593

At 1 January 2014	49,385	102,730	571,478	723,593
Charge for the year	15,329	17,090	140,789	173,208

At 31 December 2014	64,714	119,820	712,267	896,801

Net book value
At 31 December 2013	32,257	138,587	120,840	291,684

At 31 December 2014	16,928	271,497	248,627	537,052

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

9	Tangible fixed assets

	Land and	Plant and	Fixtures	Assets under
	buildings	equipment	and fittings	construction	Total
	£	£	£	£	£
Cost
At 1 January 2013	7,982,006	17,743,930	3,386,032	300,991	29,412,959
Additions	581,752	4,068,658	196,417	173,415	5,020,242
Commissioned	—	335,685	—	(335,685)	—
Disposals	(57,999)	(725,537)	(227,124)	(33,360)	(1,044,020)

At 31 December 2013	8,505,759	21,422,736	3,355,325	105,361	33,389,181

At 1 January 2014	8,505,759	21,422,736	3,355,325	105,361	33,389,181
Acquisitions	—	11,575	—	—	11,575
Additions	95,461	4,330,131	635,139	25,000	5,085,731
Commissioned	—	91,564	—	(91,564)	—
Disposals	—	(613,019)	—	(13,797)	(626,816)

At 31 December 2014	8,601,220	25,242,987	3,990,464	25,000	37,859,671

Accumulated depreciation
At 1 January 2013	656,905	7,312,669	1,619,728	—	9,589,302
Charge for the year	194,731	1,684,717	407,622	—	2,287,070
Disposals	(53,366)	(688,859)	(213,535)	—	(955,760)

At 31 December 2013	798,270	8,308,527	1,813,815	—	10,920,612

At 1 January 2014	798,270	8,308,527	1,813,815	—	10,920,612
Charge for the year	209,975	1,986,242	431,600	—	2,627,817
Disposals	—	(476,139)	—	—	(476,139)

At 31 December 2014	1,008,245	9,818,630	2,245,415	—	13,072,290

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

9	Tangible fixed assets (continued)

	Land and	Plant and	Fixtures	Assets under
	buildings	equipment	and fittings	construction	Total
	£	£	£	£	£
Net book value
At 31 December 2013	7,707,489	13,114,209	1,541,510	105,361	22,468,569

At 31 December 2014	7,592,975	15,424,357	1,745,049	25,000	24,787,381

Included above are assets held under finance leases or hire purchase contracts as follows:

	2013	2014
	£	£
Plant and machinery:
Net book values	5,720,226	5,777,366

10	Investment property

Valuation
£
Cost
At 1 January 2014	—
Additions	238,492

At 31 December 2014	238,492

The property was purchased during the year and as such the directors consider that there is no change in valuation between date of purchase and the year end.

11	Stocks and work in progress

	2013	2014
	£	£
Group

Raw materials and consumables	1,052,292	1,443,166
Work in progress	254,761	253,880
Finished goods and goods for resale	3,521,173	4,292,920

	4,828,226	5,989,966

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

12	Debtors

	2013	2014
	£	£
Due within one year:
Trade debtors	5,352,809	6,114,055
Hire purchase debtors	321,303	140,792
Owed by associated undertakings	219,535	112,000
Other debtors	407,524	1,197,687
Prepayments and accrued income	490,068	439,703

	6,791,239	8,004,237
Due after more than one year:
Hire purchase debtors	—	191,135

	6,791,239	8,195,372

Certain of the Group’s trade debtors are secured under an invoice discounting facility.

13	Creditors: amounts falling due within one year

	2013	2014
	£	£

Shareholder loans	120,000	120,000
Finance leases	1,038,216	1,313,402
Bank loan	456,594	683,906
Trade finance facility	4,051,816	4,419,020
Trade creditors	4,474,223	4,993,551
Owed to associated undertakings	29,800	—
Corporation tax	242,936	1,114,822
Social security and other taxes	1,649,060	1,812,694
Other creditors	183,913	156,085
Accruals and deferred income	1,159,556	1,597,168

	13,406,114	16,210,648

The finance leases and other loans are secured on the fixed assets to which they relate.

14	Creditors: amounts falling due after more than one year

	2013	2014
	£	£

Shareholder loans	2,216,015	1,945,602
Bank loans	3,163,060	2,629,086
Finance leases	1,754,626	2,913,533
Other loans and related party loans	1,367,970	1,000,000
Other creditors	156,165	100,000

	8,657,836	8,588,221

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

14	Creditors: amounts falling due after more than one year (continued)

Included within the above are amounts falling due as follows:

	2013 £	2014 £
Between one and two years:
Bank loans	456,594	383,813
Shareholder loans	120,000	120,000
Other creditors	156,165	30,000
Other loans	367,970	—

Between two and five years
Bank loans	1,265,082	1,240,890
Shareholder loans	360,000	360,000
Other creditors	—	70,000

Over five years:
Bank loans	1,441,384	1,004,383
Shareholder loans	1,736,015	1,465,602
Related party loans	1,000,000	1,000,000

Net obligations under hire purchase contracts are secured on the fixed assets to which they relate and are all due within five years.

The shareholder loans falling due after one year represent £0.6 million (2013: £0.5 million) and £1.4 million (2013: £1.6 million) due to Mr M Bosworth and Mr R L Hartshorn, respectively. The related party loan represents £0.5 million due to each of Mr Bosworth’s sons. The shareholder and the related party charged interest of £160,649 on their outstanding loans (2013: £175,643; 2012: £175,592)

15	Provisions for liabilities

	2013 £	2014 £

Deferred taxation liability	673,668	913,912
Property related provisions	—	4,000

	673,668	917,912

Provision for deferred taxation

Provision £
At 31 December 2012	465,762
Charge to the profit and loss account	207,906

At 31 December 2013	673,668
Charge to the profit and loss account	240,244

At 31 December 2014	913,912

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

15	Provisions for liabilities (continued)

The provision is made up as follows:

	2013	2014
	£	£

Accelerated capital allowances	881,474	974,798
Tax losses	(138,141)	—
Other short term timing differences	(69,665)	(60,886)

	673,668	913,912

16	Reconciliation of movement in invested equity

	2013	2014
	£	£

Profit for the period	2,886,285	5,312,391
Contributions from/(distributions to) investors	122,370	(225,327)

Net movement in invested equity	3,008,655	5,087,064
Opening invested equity	8,743,964	11,752,619

Closing invested equity	11,752,619	16,839,683

17	Net cash flow from operating activities

	2012	2013	2014
	£	£	£

Operating profit	3,142,501	4,289,909	7,536,576
Amortisation of intangible fixed assets	216,636	278,596	173,208
Depreciation of tangible fixed assets	1,933,781	2,287,070	2,627,817
Loss/(profit) on disposal of tangible fixed assets	(1,667)	(42,601)	18,188
(Increase)/decrease in stocks	(1,124,325)	430,449	(1,015,625)
(Increase)/decrease in debtors	(1,719,085)	57,585	(1,404,133)
Increase/(decrease) in creditors	2,186,234	(715,913)	880,781

Net cash inflow from operating activities	4,634,075	6,585,095	8,816,812

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

18	Analysis of cash flows for headings netted in cash flow statement

	2012	2013	2014
	£	£	£
Returns on investments and servicing of finance
Interest received	15,673	—	325
Interest paid	(917,062)	(954,885)	(871,028)
Dividend paid	—	—	(225,327)

	(901,389)	(954,885)	(1,096,030)

Capital expenditure and financial investment
Acquisition of business	—	—	(177,690)
Purchase of intangible fixed assets	(68,200)	(8,280)	(268,576)
Purchase of tangible fixed assets	(2,859,418)	(3,078,340)	(2,687,504)
Sale of tangible fixed assets	124,667	130,861	132,489

	(2,802,951)	(2,955,759)	(3,001,281)

Financing
New secured loans	523,500	—	152,750
Repayment of bank loans	(328,137)	(445,211)	(459,412)
Repayment of other loans	(332,686)	(513,181)	(637,021)
New other loans (movement on asset-based borrowings)	1,374,603	(639,441)	365,842
Repayment of finance lease	(1,008,701)	(1,295,217)	(1,202,626)

	228,579	(2,893,050)	(1,780,467)

19	Analysis of change in net debt

	1 January 2012 £	Cash flow £	Other changes £	31 December 2012 £

Cash at bank and in hand	52,942	542,576	—	595,518
Bank overdraft	(791,992)	609,328	—	(182,664)

	(739,050)	1,151,904	—	412,854

Debt
Finance leases	(1,618,875)	1,008,701	(1,535,983)	(2,146,157)
Debts due:
Within one year	(4,935,268)	(319,634)	—	(5,254,902)
After more than one year	(7,679,509)	(911,247)	750,000	(7,840,756)

	(14,972,702)	929,724	(785,983)	(14,828,961)

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

19	Analysis of change in net debt (continued)

	1 January 2013 £	Cash flow £	Other changes £	31 December 2013 £

Cash at bank and in hand	595,518	(484,999)	—	110,519
Bank overdraft	(182,664)	182,664	—	—

	412,854	(302,335)	—	110,519

Debt
Finance leases	(2,146,157)	1,295,217	(1,941,902)	(2,792,842)
Debts due:
Within one year	(5,254,902)	626,492	—	(4,628,410)
After more than one year	(7,840,756)	971,341	122,370	(6,747,045)

	(14,828,961)	2,590,715	(1,819,532)	(14,057,778)

	1 January 2014 £	Cash flow £	Other changes £	31 December 2014 £

Cash at bank and in hand	110,519	2,697,682	—	2,808,201

	110,519	2,697,682	—	2,808,201
Debt
Finance leases	(2,792,842)	1,202,626	(2,636,719)	(4,226,935)
Debts due:
Within one year	(4,628,410)	(594,516)	—	(5,222,926)
After more than one year	(6,747,045)	1,172,357	—	(5,574,688)

	(14,057,778)	4,478,149	(2,636,719)	(12,216,348)

Net debt includes £3.1 million of shareholder/related party loans (2013: £3.3 million 2012: £3.6 million).

20	Capital commitments

At 31 December, the Group had capital commitments as follows:

	2012 £	2013 £	2014 £

Contracted for but not provided for in these financial statements	1,329,416	667,216	928,421

21	Pensions

The Group operates a defined contribution scheme. The assets of the scheme are held separately from those of the company in an independently administered fund.

	2012 £	2013 £	2014 £

Pension costs	145,913	461,168	240,757

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

22	Operating lease commitments

At 31 December, the Group was committed to making the following payments under non-cancellable operating leases in the following year:

	Land and buildings			Equipment hire
	2012 £	2013 £	2014 £	2012 £	2013 £	2014 £
Expiring:
Within one year	96,250	—	—	5,505	41,170	41,116
Within two to five years	120,000	120,000	148,000	89,754	124,637	36,863
Over five years	255,000	255,000	255,000	—	—	—

	471,250	375,000	403,000	95,259	165,807	77,979

23	Related party transactions

Advantage has been taken of the exemption provided by FRS 8 not to disclose transactions with fellow group companies.

Warehouse and land rental payments of £141,500 were made to Garner Investments LLP (a company owned by Mr & Mrs R Hartshorn) in full settlement in respect of the year ended 31 December 2014 (2013: £255,000; 2012: £63,750).

Warehouse and land rental payments of £141,500 were made to Garner Properties Limited (a company owned by Mr & Mrs R Hartshorn) in full settlement in respect of the year ended 31 December 2014 (2013: £nil, 2012: £nil).

Premises rental payments of £120,000 were made to Marlborough House Properties (a company owned by Mr R Hartshorn and Mr M Bosworth) in full settlement in respect of the year ended 31 December 2014 (2013: £120,000; 2012: £54,176).

The group traded with Mr L A and Mrs S Hartshorn, a business controlled by Mr R Hartshorn’s father and mother.

The transactions during the period, which were on an arm’s length basis, are as follows:

	2012 £	2013 £	2014 £

Purchases	5,476	10,227	5,242
Creditor at 31 December		981	820

In 2012 a portion of land on the Denby site was sold at cost for £116,667 to Garner Investments LLP, a company owned by Mr & Mrs Hartshorn. This debt was transferred to Garner Properties Limited on 30 June 2014. The amount of £112,000 (including VAT at 20%) remains outstanding as at 31 December 2014.

Goods were purchased in the year from Mr Gary Cooke, who is the brother of Mr Alan Cooke (a Director of Vintage Windows) to the value of £1,000 (2013: £nil; 2012: £nil). The balance outstanding at the year end, and included within trade creditors, is £1,000 (2013: £nil).

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

24	Acquisitions

On 1 May 2014 Wegoma Machinery Sales Limited acquired 51% of the trade and assets of Wegoma GB Limited. The resulting goodwill of £150,000 was capitalised and will be written off over 20 years. The reasons for selecting that period are that the directors expect the benefits arising from the acquisition to continue for an extended period.

	Book value £000	Fair value £000
Fixed assets
Tangible	11,575	11,575

Current assets
Stock	146,115	146,115

Total assets	157,690	157,690

Goodwill		150,000

		307,690

Purchase consideration and costs of acquisition
Cash on completion		157,690
Deferred cash consideration		150,000

		307,690

No fair value adjustments arose. Deferred consideration is payable in equal annual instalments of £30,000.

25	Post balance sheet events

On 15 June 2015, Quanex Building Products Corporation, a Delaware corporation, acquired, following a pre-sale reorganization, substantially all of the Combined Flamstead Group for a consideration of £95 million. The results of the acquired entities forming substantially all of the Combined Flamstead Group from 15 June 2015 are consolidated within the financial statements of Quanex Building Products Corporation.

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

26	Summary of significant differences between accounting practice generally accepted in the United Kingdom (UK GAAP) and accounting principles generally accepted in the United States of America (US GAAP)

The accompanying combined financial statements of the Flamstead Group have been prepared in accordance with UK GAAP as described in Note 1. UK GAAP differs in certain respects from the requirements of US GAAP. The effects of the application of US GAAP to the combined Flamstead results and invested equity and cash flow as determined under UK GAAP are set out below:

	Profit and loss
	Year ended 31 December
	2013	2014
	£	£

UK GAAP
Profit after taxation for the year	2,886,285	5,312,391
US GAAP adjustments
1. Goodwill	12,090	17,090
2. Research and development	1,634	5,226
3. Finance leases	(565)	(227)
4. Derivatives	—	(19,997)
5. Provisions	8,517	12,834

Total US GAAP adjustments	21,676	14,926

Results under US GAAP	2,907,961	5,327,317

	Invested equity
	Year ended 31 December
	2013	2014
	£	£

UK GAAP
Invested equity	11,752,619	16,839,683
US GAAP adjustments
1. Goodwill	102,730	119,820
2. Research and development	(8,870)	(3,644)
3. Finance leases	(10,051)	(10,278)
4. Derivatives	—	(19,997)
5. Provisions	8,517	21,351

Total US GAAP adjustments	92,326	107,252

Invested equity under US GAAP	11,844,945	16,946,935

	Cash flow Year ended 31 December
		2013			2014
	Operating	Investing	Financing	Operating	Investing	Financing
	activities	activities	activities	activities	activities	activities
	£	£	£	£	£	£

UK GAAP	6,585,095	(2,955,759)	(2,893,050)	8,816,812	(3,001,281)	(1,780,467)
US GAAP adjustments Reclassifications
Dividends paid	—	—	—	—	—	(225,327)
Interest received	—	—	—	325	—	—
Interest paid	(954,885)	—	—	(871,028)	—	—
Tax paid	(83,736)	—	—	(241,352)	—	—

2 Research and development	(3,304)	3,304	—	—	—	—
3 Finance leases	74,575	(1,500)	(73,075)	85,158	—	(85,158)

Total US GAAP adjustments	(967,350)	1,804	(73,075)	(1,026,897)	—	(310,485)

Cash flows under US GAAP	5,617,745	(2,953,955)	(2,966,125)	7,789,915	(3,001,281)	(2,090,952)

Combined Flamstead Group

Combined financial statements

3 years ended 31 December 2014

Notes (continued)

26	Summary of significant differences between accounting practice generally accepted in the United Kingdom and accounting principles generally accepted in the United States of America (continued)

1. Goodwill

Under UK GAAP, goodwill is amortised over its estimated economic life, not to exceed 20 years.

Under US GAAP, goodwill is not amortised but instead tested at least annually for impairment or more frequently if impairment indicators exist. The adjustment reverses the goodwill previously amortised.

2. Research and development

Under UK GAAP it is permissible to capitalise research and development expenditure if certain criteria are met with the capitalised expenditure then amortised over the period to which economic benefit is expected to be derived.

Under US GAAP expenditure on research and development is typically expensed. The adjustment removes the previously capitalised expenditure and reverses the amortisation that was charged.

3. Finance leases

Under UK GAAP leases are classified as either operating or finance leases based on the guidance in SSAP21 Accounting for leases and hire purchase contracts.

Under US GAAP leases are classified in accordance with ASC 840-10-25. This sets out particular criteria and bright line tests that indicate the existence of a finance lease. Utilising the criteria in ASC 840-10-25 a number of leases have been reclassified from operating leases to finance leases resulting in an increase in recorded liabilities and an additional charge to the profit and loss account.

4. Derivatives

Under UK GAAP derivatives are not required to be carried at fair value.

Under US GAAP derivatives must be measured and recorded at their fair value. The adjustment represents the fair value of foreign currency derivatives held at 31 December.

5. Provisions

Under UK GAAP the provision for credit notes is based on historic credit note rates and is not specific to individual sales.

Under US GAAP provisions must be specific in nature and the adjustment removes these provisions.

6. Taxation

No adjustments have been included for tax, as given the value of these GAAP differences, the amounts involved are not considered material.